DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2017
DISCONTINUED OPERATIONS

NOTE 3 – DISCONTINUED OPERATIONS

Trilogy Dominicana:

In March 2015, Trilogy LLC committed to a plan to sell its wholly-owned subsidiary in the Dominican Republic, Trilogy Dominicana S.A. (“Trilogy Dominicana”). As a result of the plan to sell Trilogy Dominicana and the discontinuance of further significant business activities in the Dominican Republic, the assets and liabilities of Trilogy Dominicana were classified as held for sale and the results of operations were classified as discontinued operations for all periods presented in accordance with FASB Accounting Standards Codification 205-20, “Discontinued Operations”. Depreciation of the related property and equipment ceased at the time of reclassification of such assets.

On May 22, 2015, Trilogy LLC, through its subsidiary, Trilogy International Dominican Republic LLC, entered into an agreement (as amended on August 21, 2015) to sell Trilogy Dominicana to Servicios Ampliados de Teléfonos S.A., a Dominican Republic entity, for a sale price of $62 million. In connection with the sale agreement, the buyer additionally agreed to fund the operations during the transition period. In fiscal 2015, Trilogy LLC received cash of $27 million from the buyer. On March 23, 2016, the sale of Trilogy Dominicana was completed and Trilogy LLC received the remaining proceeds of $35.0 million and recognized a gain on the sale of $52.8 million. The gain reflected the $62.0 million stated purchase price along with $6.0 million provided in fiscal 2015 by the buyer to fund operations through completion of the sale, net of $5.4 million capital gains taxes paid on April 8, 2016 to the Dominican Republic tax authority, the net assets of Trilogy Dominicana at the closing date and the transaction costs of $0.9 million incurred in fiscal 2015 to complete the transaction. Additionally, upon completion of the sale on March 23, 2016, net operating loss carryforwards of $66.5 million at Trilogy Dominicana as of December 31, 2015, which were subject to a full valuation allowance, were no longer available to the Company.

ComCEL Sale:

On March 30, 2012, Trilogy LLC sold its subsidiary in Haiti, Communication Cellulaire d’Haiti (“ComCEL”), to a wholly-owned subsidiary of Digicel Group. Trilogy LLC deposited $8.0 million of the purchase price into escrow as security for its indemnification obligations under the purchase agreement. The escrow period terminated in March 2015, at which time this last tranche of the escrow of $2.1 million was released to Trilogy LLC and a gain on disposal of ComCEL of $2.1 million was recognized during the year ended December 31, 2015. The gain was included in loss from discontinued operations in the Consolidated Statements of Operations and Comprehensive Loss.

There were no assets and liabilities related to discontinued operations as of December 31, 2017 or December 31, 2016.

No activity from the discontinued operations was recorded after the sale of Trilogy Dominicana was completed on March 23, 2016.

The Company had revenues of $7.5 million and $51.0 million, net losses of $2.5 million and $11.0 million, gains on sale of discontinued operations of $52.8 million and $1.2 million, and a gain and loss from discontinued operations, net of tax, of $50.3 million and $9.7 million related to Trilogy Dominicana, for the years ended December 31, 2016 and 2015, respectively. In addition, for the years ended December 31, 2016 and 2015, there was Net cash provided by and used by operating activities of $0.2 million and $11.1 million and Net cash used in investing activities of $0.5 million and $2.1 million, respectively, related to Trilogy Dominicana.